Exhibit 10.1

AMENDMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter called this “Amendment”) is entered into as of September 26, 2012, by and among MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation (“Parent”), MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (“Borrower”), the Lenders party hereto, and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as an Issuing Lender and as Swing Line Lender.

WITNESSETH:

WHEREAS, Parent, Borrower, Administrative Agent, the Issuing Lender, the Swing Line Lender and the lenders party thereto (the “Lenders”) entered into that certain Second Amended and Restated Credit Agreement dated as of June 8, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), whereby the Lenders have agreed to make certain loans to Borrower upon the terms and conditions set forth therein;

WHEREAS, Borrower, Administrative Agent and the Lenders entered into that certain Assignment and First Amendment to Credit Agreement, dated as of September 7, 2012 (as amended from time to time, the “First Amendment”);

WHEREAS, Borrower has asked Administrative Agent, Issuing Lender and the Lenders to amend the First Amendment as described herein; and

WHEREAS, Administrative Agent, Issuing Lender and the Lenders party hereto are willing to amend the First Amendment as requested by Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1. Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Amendment to First Amendment. On the Amendment Effective Date (as defined below), Section 6(h) of the First Amendment shall be amended by replacing the reference to “$550,000,000” in the amended and restated Section 8.05(k)(iii) as set forth therein with a reference to “$600,000,000”.

Section 3. Conditions of Effectiveness. This Amendment, including the amendments set forth in Section 2, will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) Borrower and Lenders constituting Required Lenders shall have delivered to Administrative Agent duly executed counterparts of this Amendment;

(b) Administrative Agent shall have received a certificate executed by a Responsible Officer of each of Borrower and Parent stating that (i) the representations and warranties in Article VI of the Credit Agreement shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct), on and as of the Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date in which case they shall be true and correct in all material respects, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing; and

(c) Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 12.04(a) of the Credit Agreement, in the case of expenses to the extent invoiced at least three business days prior to the Amendment Effective Date (except as otherwise reasonably agreed by Borrower).

Section 4. Reference to and Effect on the Credit Agreement.

(a) Upon the Amendment Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Section 5. Cost and Expenses. Each of Parent and Borrower agrees to pay fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

Section 6. Extent of Amendments. Except as specifically set forth in this Amendment, the Credit Agreement, the First Amendment and the other Loan Documents are not amended, modified or affected hereby. Each of Parent and Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral is unimpaired by this Amendment.

Section 7. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

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Section 8. Governing Law. This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

Section 9. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10. No Waiver. Borrower hereby agrees that no Default or Event of Default has been waived or remedied by the execution of this Amendment by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender shall constitute or be deemed to constitute an election of remedies by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender.

Section 11. Loan Document. This Amendment is a Loan Document.

Section 12. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY ISSUING LENDER AND/OR LENDERS (TOGETHER WITH THE FEE LETTERS) REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written,

MIDSTATES PETROLEUM COMPANY LLC, a
Delaware limited liability company, as Borrower

By:	/s/ Thomas L. Mitchell

Name: Thomas L. Mitchell
Title: Executive Vice President and Chief Financial Officer

MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation, as Parent

By:	/s/ Thomas L. Mitchell

Name: Thomas L. Mitchell
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment]

SUNTRUST BANK, as Administrative Agent,
as Swing Line Lender and as an Issuing Lender

By:	/s/ Scott Mackey

Name: Scott Mackey
Title: Director

SUNTRUST BANK, as a Lender

By:	/s/ Scott Mackey

Name: Scott Mackey
Title: Director

[Signature Page to Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Margaret Niekrash

Name: Margaret Niekrash
Title: Vice President

[Signature Page to Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert James

Name: Robert James
Title: Vice President

[Signature Page to Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller

Name: John F. Miller
Title: Attorney-in-Fact

[Signature Page to Amendment]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Lauren Havens

Name: Lauren Havens
Title: Authorized Signatory

[Signature Page to Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chulley Bogle

Name: Chulley Bogle
Title: Vice President

[Signature Page to Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ William Jones

Name: William Jones
Title: Authorized Signatory

[Signature Page to Amendment]

NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III

Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ Mary Lou Allen

Name: Mary Lou Allen
Title: Director

[Signature Page to Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney

Name: Don J. McKinnerney
Title: Authorized Signatory

[Signature Page to Amendment]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ David Bernstein

Name: David Bernstein
Title: Director

[Signature Page to Amendment]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Sanjay Remond

Name: Sanjay Remond
Title: Director

[Signature Page to Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan

Name: Terry Donovan
Title: Managing Director

[Signature Page to Amendment]